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                                Loan Agreement
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                                LOAN AGREEMENT
                                --------------


      THIS LOAN AGREEMENT ("Agreement") is made March 21, 1997, between LAKE WORTH HOLDINGS, INC. ("Lender") and WIN-GATE EQUITY GROUP, INC. ("Borrower").


                                    RECITALS
                                    --------

      Lender desires to lend to Borrower at such times as needed, and Borrower desires to borrow from Lender at such times as needed, the total sum of Ten Thousand ($10,000) Dollars.


                                     TERMS
                                     -----

      6. RECITALS. The foregoing recitals are true and are made a part of this Agreement.

      7. AMOUNT OF LOAN. Subject to the terms and conditions of this Agreement, Lender shall lend to Borrower at such time and from time to time up to the total sum of Ten Thousand ($10,000) Dollars (the "Loan"). The Loan shall be evidenced by a Promissory Note (the "Note") in the form and substance set forth in Exhibit A, attached to and made a part of this Agreement. The Note shall be unsecured.

      8. FURTHER ASSURANCES. Lender and Borrower shall execute and deliver to the other party any additional or supplemental instruments or documents as may reasonably be requested by the other to give full effect and to implement any of the terms or provisions of this Agreement or to carry out the intent of this Agreement.

      9. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Florida, without application of its conflict of law principles.

      10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed an original, but all of which shall together constitute one and the same instrument.



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



      11. BINDING EFFECT. This Agreement shall be binding upon, and shall inure to the benefit of, the parties and their respective successors, assigns, heirs, devisees, and personal representatives.


                                    WIN-GATE EQUITY GROUP, INC.


                                    By:/s/ Debra Janssen
                                       --------------------------------------
                                            Debra Janssen, President


                                    LAKE WORTH HOLDINGS, INC.


                                    By:/s/ David Critchfield
                                       --------------------------------------
                                            David Critchfield, President

























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


                                    EXHIBIT A
                                    ---------

                                PROMISSORY NOTE
                                ---------------

$10,000.00
                                                 Broward County, Florida
                                                 Dated as of ___________, 1997


      THE UNDERSIGNED, WIN-GATE EQUITY GROUP, INC., a Florida Corporation, whose mailing address is 8700 N.W. 47th Drive, Coral Springs, Florida 33067 (hereinafter called the "Maker" or "Borrower"), hereby promises to pay to the order of LAKE WORTH HOLDINGS, INC., whose mailing address is c/o David Critchfield, 11061 S.W. 1st Court, Coral Springs, Florida 33071 (hereinafter called the "Holder"), at the Holder's address or such other place as the holder hereof from time to time may designate in writing, the principal sum of Ten Thousand Dollars ($10,000.00) together with interest on the unpaid principal amount outstanding from time to time at a rate of six percent (6%) per annum. All outstanding principal and interest accrued and unpaid on this Note shall be payable in full on January 1, 2000.

      This Note may be prepaid in whole or in part at any time without premium or penalty. Prepayments shall not effect or vary the duty of the Maker to pay all obligations when due, nor shall such prepayments effect or impair the right of the Holder to pursue remedies available to it hereunder.

      Payment of principal owing hereunder shall be paid and deemed made when good, lawful funds in the requisite amount are received actually by the Holder hereof at the Holder's address.

      The failure of the Maker to make the payments as set forth in this Note on the dates thereof shall constitute an event of default hereunder. Upon any such default, the Maker waives demand, presentment, protest and notice of any kind. Upon the occurrence of any such default, the entire unpaid principal balance hereof, at the option of the Holder and without notice to or demand upon Maker, all of which notice and demand Maker expressly waives, becomes immediately due and payable. Upon any such default, the Maker agrees to pay interest on the principal balance of this Note then outstanding at the maximum interest rate permitted by law from time to time, which shall accrue and be paid as a condition precedent to the curing of any default.

      In the event of a default in the prompt payment of this Note, when due or declared due, and if it is placed in the hands of an attorney at law for collection or suit is brought on same, or it is collected through any probate, bankruptcy or other judicial proceeding whatsoever, the Maker and any endorser


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


of this Note, jointly and severally, hereby agree and promise to pay all costs of said collection, together with attorneys' fees (including any appeals relating to such enforcement or collection proceedings.)

      Neither any failure of the Holder or Maker to exercise nor any delay on the part of the Holder or Maker in exercising any right, remedy, discretion or power granted hereunder shall be or constitute a waiver thereof. The obligations herein set forth shall be binding upon the Maker and their successors and assigns, and shall inure to the benefit of the Holder and his successors and assigns and any subsequent holder of this Note. Any notice to be given to the Maker or Holder hereunder shall be given by certified mail, return receipt requested, addressed to it at its address set forth herein.

      This Note is to be governed and interpreted solely in accordance with the laws of the State of Florida, including without limitation, all issues of validity and enforceability.



                                          MAKER:

                                          WIN-GATE EQUITY GROUP, INC.


                                          ----------------------------------
                                          Debra Janssen, President


STATE OF FLORIDA              )
                              )  SS:
COUNTY OF BROWARD             )

      The foregoing instrument was acknowledged before me this _____ day of __________, 1997, by DEBRA JANSSEN, who is personally known to me or who has produced identification and who did/did not take an oath.


                                          ----------------------------------
                                          Notary Public
                                          My Commission Expires:















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